                                                                  EXHIBIT 10.14


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of June ___, 2004, by and between Raptor Networks Technology, Inc., a Colorado corporation (the "COMPANY"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an "INVESTOR" and, collectively, as the "INVESTORS".

         The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (i) shares (the "SHARES") of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), (ii) a Series C Warrant in the form attached hereto as EXHIBIT A (a "SERIES C WARRANT" and, collectively, the "SERIES C WARRANTS") and (iii) a Series D Warrant in the form attached hereto as EXHIBIT B (a "SERIES D WARRANT" and, collectively, the "SERIES D WARRANTS"). The Series C Warrants and the Series D Warrants are collectively referred to herein as the "WARRANTS".

         Each Series C Warrant issued to an Investor will entitle such Investor to purchase a number of shares of Common Stock equal to the number of Shares purchased by such Investor at the Closing. The Series C Warrants will have an exercise price equal to $3.00 per share (subject to adjustment as provided therein) and will expire on the sixtieth (60th) day following the Effective Date (as defined below). Each Series D Warrant issued to an Investor will entitle such Investor to purchase a number of shares of Common Stock equal to the number of Shares purchased by such Investor at the Closing. The Series D Warrants will have an exercise price equal to $3.50 per share (subject to adjustment as provided therein) and will expire on the fifth (5th) anniversary of the Closing Date.

         The shares of Common Stock into which the Warrants are exercisable are referred to herein as the "WARRANT SHARES". The Shares and the Warrants are collectively referred to herein as the "PURCHASED SECURITIES", and the Purchased Securities and the Registrable Securities (as defined below) are collectively referred to herein as the "SECURITIES".

         The Company has agreed to effect the registration of the Registrable Securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to a Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "REGISTRATION RIGHTS AGREEMENT"). The sale of the Securities by the Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act.

         In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

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1.       PURCHASE AND SALE OF SHARES AND WARRANTS.

         1.1 PURCHASE AND SALE OF PURCHASED SECURITIES. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase (i) the number of Shares set forth below such Investor's name on the signature pages hereof, (ii) a Series C Warrant and (ii) a Series D Warrant. The purchase price for the Purchased Securities being purchased by an Investor (the "PURCHASE PRICE") shall be equal to (x) the number of Shares purchased by such Investor TIMES (y) $1.80 (the "SHARE Price"), provided that the Purchase Price shall be allocated among the Purchased Securities as may be agreed to among the Company and such Investor. The date on which the closing of the purchase and sale of the Purchased Securities occurs (the "CLOSING") is hereinafter referred to as the "CLOSING DATE". The Closing will be deemed to occur when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by each Investor, (B) each of the conditions to Closing described in Section 5 hereof has been satisfied or waived as specified therein and (C) except as otherwise provided in the following sentence, full payment of each Investor's Purchase Price has been made by such Investor to the Company by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Purchased Securities purchased by such Investor at the Closing.

         1.2 CERTAIN DEFINITIONS. When used herein, the following terms shall have the respective meanings indicated:

                  "AFFILIATE" means, as to any Person (the "SUBJECT PERSON"), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's Board of Directors or other management committee or group, by contract or otherwise.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

                  "CLOSING" and "CLOSING DATE" have the respective meanings specified in Section 1.1 hereof.

                  "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

                  "DEBT" means, as to any Person at any time: (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such

Person arising in the ordinary course of business that are not past due by more than 90 days; (c) all capital lease obligations of such Person; (d) all Debt of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

                  "DISCLOSURE DOCUMENTS" means all SEC Documents filed by the Company at least two (2) Business Days prior to the date of this Agreement via the Commission's Electronic Data Gathering, Analysis and Retrieval system (EDGAR) in accordance with the requirements of Regulation S-T under the Exchange Act.

                  "EFFECTIVE DATE" has the meaning set forth in the Registration Rights Agreement.

                  "ENVIRONMENTAL LAW" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

                  "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the Staff of the Commission. Accounting principles are applied on a "CONSISTENT BASIS" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

                  "GOVERNMENTAL REQUIREMENT" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

                  "INSURANCE POLICIES" means the insurance policies providing all of the coverages contemplated by the Insurance Binder.

                  "INTELLECTUAL PROPERTY" means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

                  "LIEN" means, with respect to any Property, any mortgage or mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "MATERIAL ADVERSE EFFECT" means an effect that has a material and adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the transactions contemplated by this Agreement or the other Transaction Documents (as defined below).

                  "MATERIAL CONTRACTS" means, as to the Company, any agreement required pursuant to Item 601 of Regulation S-B or Item 601, as applicable, of Regulation S-K under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "OUTSTANDING REGISTRABLE SECURITIES" means, at any time, all Registrable Securities outstanding, or issuable upon exercise of the Warrants (without regard to any limitation on such exercise), at such time.

                  "PENSION PLAN" means an employee benefit plan (as defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

                  "PERMITTED LIENS" means the following:

                           (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                           (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

                           (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established.

                  "PERSON" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                  "PRINCIPAL MARKET" means the principal exchange or market on which the Common Stock is listed or traded.

                  "PROPERTY" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

                  "PURCHASE PRICE" has the meaning specified in Section 1.1 hereof.

                  "PURCHASED SECURITIES" has the meaning set forth in the preamble to this Agreement.

                  "REGISTRABLE SECURITIES" means the Shares and the Warrant Shares, any other shares of Common Stock issuable pursuant to the terms of the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Shares or the Warrant Shares; PROVIDED, HOWEVER, that "REGISTRABLE SECURITIES" shall not include any such shares that have been sold pursuant to the Registration Statement or Rule 144(k).

                  "REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

                  "RULE 144" means Rule 144 under the Securities Act, or any successor provision.

                  "SEC DOCUMENTS" has the meaning specified in Section 3.4 hereof. "SECURITIES" has the meaning specified in the preamble to this Agreement.

                  "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other

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class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

                  "TRADING DAY" means any day on which the Common Stock is purchased and sold on the Principal Market.

                  "TRANSACTION DOCUMENTS" means (i) this Agreement, (ii) the Series C Warrants, (iii) the Series D Warrants, (iv) the Registration Rights Agreement, (v) the Indemnity Agreement, and (vi) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

         1.3 OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof', "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.       REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

         Each Investor hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing
Date:

         2.1 AUTHORIZATION; ENFORCEABILITY. Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor's name on the signature page hereof with the requisite corporate power and authority to purchase the Purchased Securities and to execute and deliver this Agreement. This Agreement and the other transaction documents to which it is a party each constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         2.2 ACCREDITED INVESTOR. Such Investor is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Purchased Securities solely for its own account (or for one or more accounts as to which it exercises investment discretion) and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; PROVIDED, HOWEVER, that, in making such representation, such Investor does not agree to hold the Purchased Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Purchased Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 INFORMATION. The Company has provided such Investor with information regarding the business, operations and financial condition of the Company, and has granted to such Investor the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Purchased Securities hereunder. Neither such information nor any other investigation conducted by such Investor or its representatives shall modify, amend or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4 LIMITATIONS ON DISPOSITION. Such Investor acknowledges that, except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

         2.5 LEGEND. Such Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale."

         Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

         2.6 RELIANCE ON EXEMPTIONS. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying on the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

         2.7 NON-AFFILIATE STATUS; COMMON STOCK OWNERSHIP. Such Investor is not an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Investor with regard to its purchase of Purchased Securities or otherwise in respect of the Company. Such Investor's investment in Purchased Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Company's Board of Directors.

         2.8 NO SHORT POSITION IN COMPANY SECURITIES. Neither such Investor nor any person trading on its behalf or at its direction has established or maintained a short position in the Common Stock or any other securities of the Company as of the Trading Day immediately preceding the Closing Date.

2.9 FEES. Such Investor is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby, other than legal fees to its counsel.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor and agrees with such Investor that, as of the date of this Agreement and as of the Closing Date:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

         3.2 AUTHORIZATION; CONSENTS. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, including without limitation to issue and sell the Purchased Securities to the Investors in accordance with the terms thereof, to issue the Warrant Shares upon exercise of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the other Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the NASD or otherwise). The Company's Board of Directors has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Purchased Securities, and the consummation, of the transactions contemplated hereby and the other Transaction Documents (including without limitation the issuance of Warrant Shares) are in the best interests of the Company.

         3.3 ENFORCEMENT. Each Transaction Document has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

         3.4 SEC DOCUMENTS; AGREEMENTS; FINANCIAL STATEMENTS; OTHER INFORMATION. Except as described on SCHEDULE 3.4 hereto, the Company has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2003, and to the knowledge of the Company before such date (collectively, the "SEC DOCUMENTS"). The Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Documents have been filed as required. Except as set forth in the SEC Documents or any schedule or exhibit attached hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the SEC Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. The financial statements included in the SEC Documents have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

         3.5 CAPITALIZATION; DEBT SCHEDULE. The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Purchased Securities) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon exercise of the Warrants is set forth on SCHEDULE 3.5 hereto. All issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except for Raptor Networks Technology, Inc., a California corporation ("CA SUB"), the Company has no Subsidiaries. All of the issued and outstanding shares of capital stock of CA Sub are held of record and beneficially by the Company, free and clear of any options, warrants, rights, contracts, calls, commitments, demands, and Liens created by or through CA Sub. Except as disclosed on SCHEDULE 3.5, or as contemplated herein, as of the date of this Agreement and as of the date of the Closing, there are (a) no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (b) no obligations or arrangements (contingent or otherwise) by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions) or securities or rights convertible into or exercisable or exchangeable for any share of capital stock of the Company or any of its Subsidiaries; (c) no obligations or arrangements of the Company or any of its

Subsidiaries (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof; (d) no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company or any of its Subsidiaries; and (e) no persons entitled to any preemptive or similar right with respect to the issuance of any capital stock of the Company or any of its Subsidiaries. Except as described on SCHEDULE 3.5 hereto, the Company has no material Debt outstanding as of the date hereof.

         3.6 DUE AUTHORIZATION; VALID ISSUANCE. The Shares and the Warrants are duly authorized and, when issued, sold and delivered in. accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable, free and clear of any Liens and any preemptive rights imposed by or through the Company and, assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Warrant Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, free and clear of any Liens and any preemptive rights imposed by or through the Company.

         3.7 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the Company nor any of its Subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to it, except for violations of any provision of a Governmental Requirement that has not had or would not reasonably be expected to have a Material Adverse Effect (any such violation or default, a "CURRENT VIOLATION"). To the knowledge of the Company, except as disclosed in the SEC Documents, no employee of the Company or any of its Subsidiaries is in violation of any term of any instrument, contract or covenant (either with the Company, any of its Subsidiaries or another entity) relating to employment, Intellectual Property, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation. The execution, delivery and performance of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Purchased Securities and the reservation and issuance of the Warrant Shares) will not result in a Current Violation or result in the creation of any Lien upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise).

         3.8 FINANCIAL CONDITION; TAXES; LITIGATION.

                  3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. There has been no (i) material adverse change to the Company's or any of its Subsidiaries' businesses, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents; (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP; (iii) waiver of any material right of the Company or any of its Subsidiaries or cancellation of any debt or claim held by the Company or any of its Subsidiaries; (iv) increase, direct or indirect, in the compensation paid or payable to any officer, director, employee or stockholder of the Company or any of its Subsidiaries, or any agreement or commitment therefor; (v) material loss, destruction or damage to any property material to the business of the Company or any of its Subsidiaries whether or not insured; (vi) material change in the personnel of the Company or any of its Subsidiaries or the terms and conditions of their employment; (vii) acquisition or disposition of any assets of the Company or any of its Subsidiaries (or any contract or arrangement therefor); and (viii) contract, agreement, commitment, expenditure or hiring of new employees or consultants by the Company or any of its Subsidiaries which is otherwise material and not entered into in the ordinary course of business.
3.8.2 Each of the Company and its Subsidiaries (i) has prepared in good faith and duly and timely filed all foreign, federal, state, county and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns, and other tax returns required to be filed by it and such returns are complete and accurate in all material respects (ii) has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect, and has no liability with respect to accrued taxes in excess of the amounts that are described as accrued in the financial statements included in the Disclosure Documents. All taxes and other assessments and levies which the Company or any of its Subsidiaries is required to withhold or collect have been withheld and collected and have been paid over to the proper Governmental Authorities, except where the failure to pay would not have a Material Adverse Effect. There are in effect no waivers of applicable statutes of limitations with respect to any taxes owed by the Company or any of its Subsidiaries for any year.

                  3.8.3 Neither the Company nor any of its Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

                  3.8.4 Except as described in SCHEDULE 3.8.4, there is no material claim, litigation or administrative proceeding pending or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which has had or would reasonably be expected to have a Material Adverse Effect.

         3.9 FORM SB-2. The Company is eligible to register the Registrable Securities for resale by each Investor on a registration statement on Form SB-2 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation and filing of such registration statement.

         3.10 ACKNOWLEDGEMENT OF DILUTION. The Company acknowledges that the issuance of the Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants in accordance with the terms thereof is unconditional regardless of the effect of any such dilution.

         3.11 INTELLECTUAL PROPERTY. The Company and its Subsidiaries each owns or possesses, licenses or can acquire or make use of, without undue expense, all Intellectual Property that is necessary or appropriate for the operation of its businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company. To the Company's knowledge, (i) none of its current products or services infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of the Company, threatened against the Company contesting its right to sell or otherwise use any product or material or service which has had or would reasonably be expected to have a Material Adverse Effect and (ii) the use by the Company of any Intellectual Property does not infringe the rights of any third party to such Intellectual Property. There is no violation by the Company with respect to any Intellectual Property owned or used by the Company and the Company's rights to such Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or terminated or is the subject of any claim or proceeding that could result in any such lapse, expiration or termination. The Company and its Subsidiaries each has complied in all material respects with its obligations pursuant to any agreement relating to Intellectual Property rights that are the subject of licenses granted by third parties.

         3.12 REGISTRATION RIGHTS. Except as described on SCHEDULE 3.12 hereto, the Company has not granted or agreed to grant to any person or entity any rights (including "PIGGY-BACK" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof

         3.13 FEES. Except as described on SCHEDULE 3.13 hereto, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless such Investor from and against any claim by any person or entity alleging. that such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

         3.14 FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

         3.15 EMPLOYEES. Each of the Company's executive officers (as defined in Rule 501(f) of the Securities Act) (each, a "KEY EMPLOYEE") is currently serving in the capacity indicated in SCHEDULE 3.15 hereto. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. No Key Employee has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees. None of the Company's employees belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state laws related to employment, including but not limited to such laws relating to wages, hours, equal opportunity, collective bargaining, workers' compensation insurance, and the payment of social security and other taxes.

         3.16 ENVIRONMENT. The Company and its Subsidiaries have no liabilities under any Environmental Law, nor do any factors exist that are reasonably likely to give rise to any such liability, affecting any of the properties owned or leased by the Company or any of its Subsidiaries that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding or inquiry, information request or, to the knowledge of the Company, investigation by any governmental entity, relating to Environmental Laws.

         3.17 ERISA. Except as described on SCHEDULE 3.17, the Company does not maintain or contribute to, or have any obligation under, any Pension Plan. The Company is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

         3.18 DISCLOSURE. No written statement, information, report, representation or warranty made by the Company in this Agreement or any other Transaction Document or furnished to such Investor by or on behalf of the

Company in connection with the Transaction Documents or such Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. The Company has not disclosed to such Investor any event, circumstance or fact that would constitute material non-public information as of the date of this Agreement or the Closing Date. Following the issuance of the press release and Form 8-K in accordance with Section 4.1(c) hereof, such Investor will not possess any material non-public information concerning the Company. The Company acknowledges that such Investor is relying on the representations, acknowledgements and agreements made by the Company in this
Section 3.18 in making trading and other decisions concerning the Company's securities.

         3.19 INSURANCE. Except as described in SCHEDULE 3.19 hereto, the Company maintains insurance for itself and its Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $5 million for each covered occurrence.

         3.20 PROPERTY. The Company and its Subsidiaries have good and marketable title to all personal Property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens. Any Property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries own any real Property.

         3.21 MATERIAL CONTRACTS. Except as set forth in the SEC Documents, the Company nor any of its Subsidiaries is a party or is bound by any Material Contract.

         3.22 REGULATORY PERMITS. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any such Subsidiary has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

         3.23 EXCHANGE ACT REGISTRATION. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

         3.24 INVESTMENT COMPANY STATUS. The Company is not, and immediately after receipt of payment for the Purchased Securities issued under this Agreement will not be, an "INVESTMENT COMPANY" or an entity "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

         3.25 TRANSFER TAXES. No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

         3.26 INTERNAL CONTROLS AND PROCEDURES. The Company maintains internal accounting controls, policies and procedures and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and
(iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records are maintained) in accordance with all material Government Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

         3.27 EMBARGOED PERSON. None of the funds or other assets of the Company shall constitute property of, or shall be beneficially owned, directly or indirectly, by any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. ss. 1701 ET SEQ., The Trading with the Enemy Act, 50 U.S.C. App. 1 ET SEQ., and any Executive Orders or regulations promulgated under any such United States laws (each, an "EMBARGOED PERSON"), with the result that the investments evidenced by the Purchased Securities are or would be in violation of law; (b) no Embargoed Person shall have any interest of any nature whatsoever in the Company with the result that the investments evidenced by the Purchased Securities are or would be in violation of law; and (c) none of the funds of the Company shall be derived from any unlawful activity with the result that the investments evidenced by the Purchased Securities are or would be in violation of law.

         3.28 NO OTHER AGREEMENTS. The Company has not, directly or indirectly, entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by this Agreement or the other Transaction Documents, except as expressly set forth in the Transaction Documents.

4.       COVENANTS OF THE COMPANY AND EACH INVESTOR.

         4.1 The Company agrees with each Investor that it will, following the
Closing:

                  (a) file a Form D with respect to the Securities issued at the Closing as and when required under Regulation D and to provide a copy thereof to such Investor promptly after such filing;

                  (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Purchased Securities issued at the Closing for sale and resale under applicable state or "blue-SKY" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Investor at such Investor's request; and

                  (c) (i) On the Business Day immediately following the date on which this Agreement is executed and delivered by the Company, issue a press release disclosing the material terms of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and
(ii) on the Business Day immediately following the Closing Date, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and including as exhibits this Agreement and the other Transaction Documents; PROVIDED, HOWEVER, that each Investor named therein shall have a reasonable opportunity to review and comment on any such press release or Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby.

         4.2 The Company agrees that it will, as long as any Investor or any Affiliate of such Investor beneficially owns any Securities:

                  (a) maintain its corporate existence in good standing;

                  (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (c) pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; PROVIDED, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

                  (d) comply with all Governmental Requirements applicable to the operation of its business, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (e) comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (f) provide such Investor with copies of all materials sent to its stockholders, in each such case at the same time as delivered to such stockholders;

                  (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination;

                  (h) until the Effective Date of the Registration Statement, restrict Key Employees from selling shares of Common Stock other than as may be agreed in writing by the Company and Satellite Strategic Finance Associates, LLC in connection with any 10b-5(1) trading plans; and

                  (i) keep all of the Insurance Policies in full force and effect.

         4.3 RESERVATION OF COMMON STOCK. The Company shall authorize and reserve for issuance to the Investors, free from any preemptive rights, a number of shares of Common Stock (the "RESERVED AMOUNT") that, on the Closing Date, is not less than the sum of (A) the aggregate number of Shares issued to the Investors at the Closing PLUS (B) the aggregate number of Warrant Shares issuable upon exercise of the Series C Warrants PLUS (C) one hundred and fifty percent (150%) of the aggregate number of Warrant Shares issuable upon exercise of the Series D Warrants (without regard to any limitation or restriction on such exercise that may be set forth in the Series D Warrants). If, on any date following the Closing Date, the Reserved Amount is less than the sum of (i) the aggregate number of Warrant Shares issuable under the Series C Warrants PLUS
(ii) one hundred and twenty five percent (125%) of the aggregate number of Warrant Shares issuable upon exercise of the Series D Warrants (without regard to any limitation or restriction on such exercise that may be set forth in the Warrants), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the fifth
(5th) Business Day or, in the event that stockholder approval is required, the forty-fifth (45th) day following such date) to increase the Reserved Amount to not less than the sum of (x) the number of Warrant Shares issuable upon exercise of the Series C Warrants PLUS (y) one hundred and fifty percent (150%) of the number of Warrant Shares issuable under the Series D Warrants. The initial Reserved Amount shall be allocated PRO RATA among the Investors based on the number of Shares issued to each Investor at the Closing. Each increase in the Reserved Amount shall be allocated PRO RATA among the Investors based on the number of Outstanding Registrable Securities. In the event that an Investor shall sell or otherwise transfer any of such Investor's Registrable Securities, each transferee shall be allocated a PRO RATA portion of such transferor's Reserved Amount. Any portion of the Reserved Amount allocated to any Investor or other Person which no longer holds any Registrable Securities shall be reallocated to the remaining Investors PRO RATA based on the number of Outstanding Registrable Securities.

         4.4 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Purchased Securities for general corporate purposes only, in the ordinary course of its business and consistent with past practice; PROVIDED, HOWEVER, that the Company shall not use such proceeds (i) to pay down, repurchase or redeem any notes or securities issued by the Company or any Subsidiary, (ii) to pay any dividend or make any distribution on any such securities, or (iii) to repay any loan made to or incurred by any Key Employee or Affiliate of the Company.

         4.5 USE OF INVESTOR NAME. Except as may be required by applicable law, the Company shall not use, directly or indirectly, any Investor's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

         4.6 COMPANY'S INSTRUCTIONS TO TRANSFER AGENT. On or prior to the Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "TRANSFER AGENT"), and provide each Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Warrant Shares upon exercise of the Warrants, in the name and amount specified by such Investor and (ii) to deliver such certificates to such Investor no later than the close of business on the third
(3rd) Business Day following the related Exercise Date (as defined in the Series C Warrants or Series D Warrants, as the case may be). Warrant Shares shall not contain any restrictive legend except as may be required by the terms of this Agreement. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon exercise of a Warrant, and as long as (x) the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, (y) such Investor has not informed the Company that it wishes to receive physical certificates therefor, and (z) no legend is required to appear on any physical certificate when issued, the transfer agent may effect delivery of Warrant Shares by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor's right to exercise a Warrant or to receive Warrant Shares upon such exercise. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

         4.7 NO ADVERSE ACTION. The Company and its Subsidiaries shall refrain, while any Registrable Securities are outstanding, from taking any action or entering into any arrangement which in any way materially and adversely violates the terms of this Agreement or the Warrants.

         4.8 LIMITATIONS ON DISPOSITION. No Investor shall sell, transfer, assign or dispose of any Securities, unless:

                  (a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) such Investor has notified the Company in writing of any such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; PROVIDED, HOWEVER, that no such opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws and is made to an Affiliate of such Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a BONA FIDE pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution.

         4.9 DISCLOSURE OF INFORMATION. The Company agrees that it will not at any time disclose material non-public information to any Investor without first receiving such Investor's written consent to such disclosure.

         4.10 ANTI-DILUTION. If, at any time prior to the fifth anniversary of the date of this Agreement, the Company issues or sells, or in accordance with subparagraph (iii) of paragraph (c) of the Series D Warrant, is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Share Price on the date of such issuance or sale (or deemed issuance or sale) (a "DILUTIVE ISSUANCE"), then the Company shall issue additional shares of Common Stock to the Investors calculated as follows:

                  (a) If such Dilutive Issuance occurs prior to the Effective Date, the number of additional shares of Common Stock to be issued to each Investor for each share of Common Stock then held by such Investor shall be equal to (i) a fraction the numerator of which is the Share Price and the denominator of which is the per share consideration received for the additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (iii) of paragraph (c) of the Series D Warrant) MINUS (ii) one (1). Notwithstanding the foregoing, prior to the Effective Date, the Company shall not engage in any transaction that would result in the issuance or deemed issuance of shares of Common Stock (other than Excluded Securities (as defined below)) for no consideration.

                  (b) If such Dilutive Issuance occurs on or after the Effective Date, then effective immediately upon the Dilutive Issuance, the number additional shares of Common Stock to be issued to each Investor for each share of Common Stock then held by such Investor shall be equal to (i) a fraction the numerator of which is the Share Price and the denominator of which is the Adjustment Factor MINUS (ii) one (1). The Adjustment Factor shall equal:

                      N0+/-N1
                      -------
                       N0+N2

where:

                      N0 = the number of shares of Common Stock outstanding
                           immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common

                           Stock in such Dilutive Issuance (without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("PURCHASE Rights"), including the Additional Investment Rights and Warrants);

                      Nl = the number of shares of Common Stock which the
                           aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (iii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                      N2 = the number of such additional shares of Common
                           Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

Notwithstanding the foregoing, no additional shares of Common Stock shall be issued pursuant to this Section 4.10 upon the issuance of any Excluded Securities. For purposes hereof, "EXCLUDED SECURITIES" means (i) securities purchased under this Agreement; (ii) securities issued upon exercise of the Warrants; (iii) shares of Common Stock issuable or issued to (A) employees or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the date hereof or adopted after the date hereof by the independent members of the Board of Directors with substantially the same terms as such plans in effect as of the date hereof, and (B) vendors pursuant to warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided such issuances are approved by the Board of Directors; (iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (v) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity occurring after the Effective Date and as long as a fairness opinion with respect to such acquisition is rendered by an investment bank of national recognition; and (vi) shares of Common Stock issued in connection with any Convertible Securities or Purchase Rights outstanding on the date hereof.

5.       CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO INVESTORS' OBLIGATIONS AT THE CLOSING. Each Investor's obligations to effect the Closing, including without limitation its obligation to purchase the Purchased Securities at the Closing, are conditioned upon the fulfillment or waiver by such Investor of each of the following events as of the Closing Date:

                  5.1.1 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date

                           (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all respects as of that particular date);

                  5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

                  5.1.3 the Closing Date shall occur on a date that is not later than June 15, 2004;

                  5.1.4 the Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

                  5.1.5 the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                           5.1.5 hereto;

                  5.1.6 the Company shall have delivered to ` such Investor duly executed certificates representing the Shares, Series C Warrant and Series D Warrant being purchased by such Investor;

                  5.1.7 the Company shall have executed and delivered to such Investor the Registration Rights Agreement;

                  5.1.8 there shall have been no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent unaudited financial statements contained in the Disclosure Documents;

                  5.1.9 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents; and

                  5.1.10 the aggregate Purchase Price to be paid at the Closing by the Investors for the Purchased Securities shall be at least $1,250,000.

         5.2 CONDITIONS TO COMPANY'S OBLIGATIONS AT THE CLOSING., The Company's obligations to effect the Closing are conditioned upon the fulfillment or waiver by the Company of each of the following events as of the Closing Date:

                  5.2.1 the representations and warranties of each Investor shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all respects as of that particular date);

                  5.2.2 each Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

                  5.2.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents;

                  5.2.4 each Investor shall have executed each Transaction Document to which it is a party and delivered the same to the Company; and

                  5.2.5 each Investor shall have delivered to the Company the Purchase Price for the Purchased Securities being purchased by it at the Closing by wire transfer of immediately available funds.

6.       MISCELLANEOUS.

         6.1 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and indemnities made by the parties herein and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

         6.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Purchased Securities in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Investor" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement.

         6.3 NO RELIANCE. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such other party.

         6.4 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

         6.5 INJUNCTIVE RELIEF. The Company acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

         6.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Santa Anna, County of Orange, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving any Investor or permitted assignee of an Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         6.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

         6.8 HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         6.9 NOTICES. Any notice, demand or request required or permitted to be given by the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  IF TO THE COMPANY:

                  Raptor Networks Technology, Inc.
                  65 Enterprise Road, Suite 420
                  Aliso Viejo, CA 92656
                  Attn: Tom Wittenschlaeger
                  Tel: (949) 330-6540
                  Fax: (949) 330-6560

                  WITH A COPY TO:

                  Eugene M. Kennedy, Esq.
                  517 S.W. First Avenue Ft.
                  Lauderdale, FL 33301
                  Tel: (954) 524-4155
                  Fax: (954) 524-4169

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.9.

         6.10 EXPENSES; PLACEMENT FEES. The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents, PROVIDED, HOWEVER, that that the Company shall, at the Closing, pay up to $10,000 in immediately available funds for legal fees and expenses incurred by Nixon Peabody LLP in connection with its review of this Agreement and the other Transaction Documents. At the Closing, the amount due for such fees and expenses (which also may include fees and expenses estimated to be incurred for completion of the transaction and post-closing matters) may be netted out of the Purchase Price payable by Uptrend Investment, Inc. Notwithstanding anything herein to the contrary, if the Closing does not occur, each of the parties hereto shall be responsible for all of their respective costs and expenses in connection with the transaction contemplated herein.

         6.11 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the number of Outstanding Registrable Securities, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.


                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

RAPTOR NETWORKS TECHNOLOGY, INC.



By: ___________________________________________
    Name:  Thomas Wittenschlaeger
    Title: President


          COMPANY SIGNATURE PAGE TO THE SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

INVESTORS:


_____________________________________________________
         (PRINT FULL NAME OF INVESTOR)


_____________________________________________________
                  (SIGN NAME)


_____________________________________________________
              (TITLE, IF APPLICABLE)

Address: ____________________________________________

         ____________________________________________
Tel:
         ____________________________________________
Fax:
         ____________________________________________

Shares to be Purchased: _____________________________


         INVESTORS' SIGNATURE PAGE TO THE SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

INVESTORS:


_____________________________________________________
         (PRINT FULL NAME OF INVESTOR)


_____________________________________________________
                  (SIGN NAME)


_____________________________________________________
              (TITLE, IF APPLICABLE)

Address: ____________________________________________

         ____________________________________________
Tel:
         ____________________________________________
Fax:
         ____________________________________________

Shares to be Purchased: _____________________________


         INVESTORS' SIGNATURE PAGE TO THE SECURITIES PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

INVESTORS:


_____________________________________________________
         (PRINT FULL NAME OF INVESTOR)


_____________________________________________________
                  (SIGN NAME)


_____________________________________________________
              (TITLE, IF APPLICABLE)

Address: ____________________________________________

         ____________________________________________
Tel:
         ____________________________________________
Fax:
         ____________________________________________

Shares to be Purchased: _____________________________


         INVESTORS' SIGNATURE PAGE TO THE SECURITIES PURCHASE AGREEMENT